LONGLEAF PARTNERS FUNDS TRUST

SUPPLEMENT DATED NOVEMBER 3, 2023

TO PROSPECTUS DATED MAY 1, 2023

Pages 9 and 13 of the Prospectus and page 1 of both Longleaf Partners International Fund’s and Longleaf Partners Global Fund’s Summary Prospectus should be updated to reflect that the International Fund’s and Global Fund’s expense caps have been reduced from 1.15% to 1.05%. The fee table on page 22 of the Prospectus should be updated to reflect that the fee caps on the International Fund and the Global Fund have been reduced from 1.15% to 1.05% effective November 1, 2023 through at least April 30, 2025.